Exhibit 10.3

AMENDMENT TO SHARE PURCHASE AGREEMENT

THIS AMENDMENT TO SHARE PURCHASE AGREEMENT (this “Amendment”) is made as of this 9th day of December, 2022 (the “Effective Date”), by and among (i) Fecundity Capital Investment Co., Ltd., a British Virgin Islands company (the “Purchaser”), (ii) Hong Kong Takung Art Company Limited (“Hong Kong Takung”), a Hong Kong company and Hong Kong MQ Group Limited, a Hong Kong company (“Hong Kong MQ,” together with Hong Kong Takung, the “Targets”), and (iii) Takung Art Co., Ltd., a Delaware corporation (“TKAT” or the “Seller”). The Purchaser, the Targets and the Seller are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”.

W H E R E A S:

A. The Parties are parties to that certain Share Purchase Agreement, dated as of November 1, 2022 (the “Agreement”). Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the same respective meanings as set forth in the Agreement.

B. The parties desire to amend a clerical error as to the amount of the Purchase Price, which amendment shall be deemed effective as of the Effective Date, as more particularly set forth below.

NOW, THEREFORE, in consideration of the execution and delivery of this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby further agree as follows:

1. Recitals. The recitals of the Agreement are hereby deleted and replaced by the following paragraphs in their entirety:

WHEREAS, as at the date hereof, (i) TKAT owns 100% of the issued shares in Hong Kong Takung, Hong Kong Takung owns 100% of the issued shares in Takung Cultural Development (Tianjin) Co., Ltd. (“Takung Tianjin”), a PRC corporation; and (ii) TKAT owns 100% of the issued shares in Hong Kong MQ;

WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desire to purchase from the Seller, all of the Purchased Shares (as hereinafter defined) in exchange for US$1,500,000 (the “Purchase Price”), subject to the terms and conditions set forth herein (the “Transaction”); and

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Parties hereto agree as follows:

2. Entire Agreement; Conflicts. The Agreement as amended by this Amendment is hereby ratified and the parties hereby reaffirm their obligations under the Agreement, as modified hereby. Except as otherwise provided in this Amendment, the terms of the Agreement are not modified, altered or amended and remain in full force and effect. From and after the date of this Amendment, the term “Agreement”, as used in the Agreement, shall mean the Agreement as amended by this Amendment. If and to the extent there is any conflict between this Amendment and the Agreement, the terms of this Amendment shall govern and control.

5. Amendment. The Agreement as amended by this Amendment, embodies the entire understanding between the parties with respect to its subject matter and can be changed only by an instrument in writing signed by the parties.

6. PDF or DocuSign Signatures. This Amendment may be executed in one or more counterparts (which may be in the form of an executed PDF attachment to an email or by DocuSign or similar service provider), each of which shall be deemed an original, but all of which shall constitute one and the same document.

7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute but one and the same agreement.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

The Purchaser: Fecundity Capital Investment Co., Ltd.

买方:

By:	/s/ Jianqiang Xu
Jianqiang Xu
Title:	Chief Executive Officer

The Seller: Takung Art Co., Ltd.

卖方: Takung Art Co., Ltd.

By:	/s/ Kuangtao Wang
Kuangtao Wang
Title:	Chief Executive Officer

The Targets: Hong Kong Takung Art Company Limited

公司: Hong Kong Takung Art Company Limited

By:	/s/ Lixin Guo
Lixin Guo
Title:	Chief Financial Officer

The Targets:   Hong Kong MQ Group Limited

公司: Hong Kong MQ Group Limited

By:	/s/ Fan Yang
Fan Yang
Title:	Chief Financial Officer

[Signature page to Amendment to Share Purchase Agreement]